UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2014

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

2000 Ponce de Leon Boulevard
Suite 500
Coral Gables, FL 33134
           (Address of principal executive offices) (Zip Code)

(305) 421-6364 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Hemisphere Media Group, Inc.’s 2014 Annual Meeting of the Stockholders was held on May 21, 2014 (the “Annual Meeting”).  Only holders of the Company’s capital stock at the close of business on March 26, 2014 (the “Record Date”) were entitled to vote at the Annual Meeting.  As of the Record Date, there were 12,120,603 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”) and 33,000,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”) entitled to vote in the election of directors and on each matter submitted for stockholder approval.  Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to ten votes per share.  Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Annual Meeting.  Holders of 11,480,573 shares of Class A common stock and 33,000,000 shares Class B common stock (representing 99.8% of the total voting power), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders voted on four proposals at the Annual Meeting.  The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 28, 2014 (File No. 001-35886).  The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected three Class I directors to the Company’s board to serve for a three-year-term until the 2017 annual meeting of stockholders.  The votes regarding this proposal were as follows:

Nominee	For	Withheld	Broker Non-Votes
Peter M. Kern	340,452,640	408,159	619,774
Leo Hindery, Jr.	340,451,989	408,810	619,774
Gabriel Brener	340,657,203	203,596	619,774

Proposal 2: The Company’s stockholders ratified the selection of McGladrey LLP as the Company’s independent registered accounting firm for the fiscal year ending December 21, 2014.  The votes regarding this proposal were as follows:

For	Against	Abstained
341,478,786	1,787	0

Proposal 3: The Company’s stockholders approved the non-binding advisory resolution to approve the compensation of the Company’s named executive officers.  The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
340,058,974	801,825	0	619,774

Proposal 4: The Company’s stockholders indicated their preference, on an advisory, non-binding, that the advisory vote on executive compensation be held “every three years.”  The votes regarding this proposal were as follows:

3 Years	2 Years	1 Year	Abstained	Broker Non-Votes
339,106,716	1,445	1,752,638	0	619,774

In light of the foregoing stockholder vote on Proposal 4, the Company intends to hold executive compensation advisory votes (“Say on Pay”) every three years until the next advisory vote on Say on Pay frequency. The next advisory vote on Say on Pay frequency will be held at the Company’s 2017 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: May 22, 2014	By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
General Counsel and Corporate Secretary